SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2025 (October 8, 2025)

LCNB CORP.
(Exact name of Registrant as specified in its Charter)

Ohio	001-35292	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio	45036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 932-1414

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	LCNB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)
On October 8, 2025, LCNB Corp. (“LCNB”) announced leadership promotions as part of its comprehensive succession plan.

On October 8, 2025, LCNB announced that Robert Haines II, age 53, the Bank’s current Chief Financial Officer, will assume the role of President effective at the close of business on October 8, 2025. Eric Meilstrup will continue to hold the Chief Executive Officer role. Mr. Haines has served as LCNB’s Chief Financial Officer since January of 2008. Mr. Haines will continue to participate in the executive incentive plans included in the most recent Definitive Proxy under the captions “Annual Cash Incentives,” “Equity Incentives,” and “Other Compensation” and such descriptions are hereby incorporated by reference into this Item 5.02. A copy of the related press release is filed with this report as Exhibit 99.1 and incorporated herein by reference.

On October 8, 2025, LCNB announced that Andrew Wallace, age 33, the Bank’s current SVP of Accounting and Finance, will assume the role of Chief Financial Officer effective at the close of business on October 8, 2025. Mr. Wallace joined LCNB in June 2022 as SVP of Accounting and Finance. Previously, he held various accounting roles at BKD LLP (now Forvis Mazars LLP). Mr. Wallace is currently a member of the Ohio Bankers League Next Gen Board and the FHLB Cincinnati Member Advisory Panel. Mr. Wallace will be entitled to participate in the executive incentive plans included in the most recent Definitive Proxy under the captions “Annual Cash Incentives,” “Equity Incentives,” and “Other Compensation” and such descriptions are hereby incorporated by reference into this Item 5.02. A copy of the related press release is filed with this report as Exhibit 99.1 and incorporated herein by reference.

On October 8, 2025, LCNB announced that Patricia Walter, age 50, will assume the role of Chief Risk Officer effective at the close of business on October 8, 2025. Ms. Walter joined LCNB in 2024 through the acquisition of EAGLE.bank, where she most recently served as President. Prior to her tenure at EAGLE.bank, she was the SVP of Finance of Cheviot Savings Bank, Manager of Corporate Accounting at Comair and Manager at Grant Thorton. Ms. Walter will continue to participate in the executive incentive plans included in the most recent Definitive Proxy under the captions “Annual Cash Incentives,” “Equity Incentives,” and “Other Compensation” and such descriptions are hereby incorporated by reference into this Item 5.02. A copy of the related press release is filed with this report as Exhibit 99.1 and incorporated herein by reference.

On October 8, 2025, LCNB announced that Susan Kelley, age 42, will assume the role of SVP and Chief Accounting Officer effective at the close of business on October 8, 2025. Ms. Kelley joined LCNB in August 2024 as VP of Finance and Accounting. Previously, she spent 19 years at Forvis Mazars LLP and its proceeding companies. Ms. Kelley serves on the Finance Committee for Bethany House Services. Ms. Kelley will be entitled to participate in the senior vice president incentive plans included in the most recent Definitive Proxy under the captions “Annual Cash Incentives” and “Equity Incentives” and such descriptions are hereby incorporated by reference into this Item 5.02. A copy of the related press release is filed with this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 8, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: October 8, 2025	By: /s/ Robert C. Haines II
Robert C. Haines II Chief Financial Officer